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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 5, 1998



                                STAFFMARK, INC.
                                ---------------
             (Exact name of registrant as specified in its charter)



          Delaware                        0-20971               71-0788538
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)





              302 East Millsap Road, Fayetteville, Arkansas 72703
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              (Address of principal executive offices)  (zip code)


       Registrant's telephone number, including area code (501) 973-6000
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                                 Not Applicable
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         (Former name or former address, if changed since last report)








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Item 2. Acquisition or Disposition of Assets

     On June 5, 1998, StaffMark, Inc. (the "Company") completed the purchase of substantially all of the assets of Progressive Resources, Inc., a New York corporation, Progressive Personnel Resources, Inc., a New York corporation, Strategic Computer Resources, LLC, a New York limited liability company, and Progressive Personnel Resources of New Jersey, Inc., a New Jersey corporation (collectively the "Progressive Entities"), through two of the Company's wholly-owned subsidiaries, StaffMark Acquisition Corporation Twenty-Four, a Delaware corporation, and StaffMark Acquisition Corporation Twenty-Five, a Delaware corporation. The Progressive Entities provide staffing services and are headquartered in the New York City metropolitan area.

     The assets purchased primarily consist of cash, accounts receivable, general corporate assets, trademarks, trade names, customer contacts and certain liabilities of the Progressive Entities related to the assets. The total consideration paid for the assets was approximately $22.0 million, consisting of approximately $14.3 million in cash and 211,496 shares of the Company's common stock, plus a contingent earnout based upon the future performance of the Progressive Entities. The purchase price was determined as a result of direct negotiations with the Progressive Entities.

Item 7. Financial Statements and Exhibits.

        (a)    Exhibits. The following exhibit is filed with this Form 8-K:

               2.1 Asset Purchase Agreement, dated as of June 5, 1998, by and among StaffMark, Inc., StaffMark Acquisition Corporation Twenty-Four, StaffMark Acquisition Corporation Twenty-Five, Progressive Resources, Inc., Progressive Personnel Resources, Inc., Strategic Computer Resources, LLC and Progressive Personnel Resources of New Jersey, Inc.










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                                         STAFFMARK, INC.
                                                         (Registrant)

Date: June 19th, 1998                            By: /s/ TERRY C. BELLORA
                                                     ---------------------------
                                                         Terry C. Bellora
                                                         Chief Financial Officer


                                 EXHIBIT INDEX

[CAPTION]

Exhibit
No.                 Description
-------             -----------
2.1                 Asset Purchase Agreement, dated as of June 5, 1998, by and among StaffMark, Inc., StaffMark Acquisition Corporation
                    Twenty-Four, StaffMark Acquisition Corporation Twenty-Five,
                    Progressive Resources, Inc., Progressive Personnel
                    Resources, Inc., Strategic Computer Resources, LLC and
                    Progressive Personnel Resources of New Jersey, Inc.













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